Exhibit 99.2

Q1 Fiscal Year 2018 Financial Highlights For the quarter ended April 30, 2017 June 1, 2017

This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non - GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non - GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non - GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales , income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency ”) , sales adjusted for the impact of the exit of certain country operations, non - GAAP selling, general and administrative expenses (“SG&A”), non - GAAP operating income, non - GAAP operating margin, non - GAAP net income, non - GAAP earnings per diluted share and Return on Invested Capital. These non - GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non - GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non - GAAP financial measures Non - GAAP Financial Information

Worldwide Q1 FY18: • Worldwide reported net sales of $7.7 billion increased 29% year - over - year and increased 3 % sequentially. The increase in net sales is primarily due to $1.6 billion for two months of net sales attributed to the Technology Solutions business acquired from Avnet, Inc. on February 27, 2017. • Excluding Technology Solutions, organic net sales increased 5% year - over - year on a constant currency basis. Net Sales 3 $ in Billions ⁽¹ ⁾ Adjusted for the impact of changes in foreign currencies ; Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company’s exit from those countries . Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Asia Pacific $0.0 $0.0 $0.0 $0.0 $1.0 Americas $2.4 $2.7 $2.6 $2.7 $3.5 Europe $3.6 $3.7 $3.9 $4.7 $4.0 Reported Y/Y Growth 1% -3% 1% -1% 29% Adjusted Y/Y Growth⁽¹⁾ 2% -2% 4% 2% 33% $7.7 $6.0 $6.4 $6.5 $7.4 60% 40% 58% 42% 60% 40% 6 4% 36% 52% 45% 3%

Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Americas $2.4 $2.7 $2.6 $2.7 $3.5 Reported Y/Y growth 2% -3% 2% 0% 45% Adjusted y/y growth⁽¹⁾ 4% -2% 2% 0% 45% $2.4 $2.7 $2.6 $2.7 $3.5 -4% -2% 0% 2% 4% 6% 8% 10% 12% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $ in Billions Net Sales Americas Q1 FY18: • Americas reported net sales of $3.5 billion increased 45% year - over - year and 28% sequentially . The increase in net sales is primarily due to approximately $1.0 billion of net sales attributed to Technology Solutions • Excluding Technology Solutions, organic net sales increased 5% on a constant currency basis. 4 ⁽¹ ⁾ Adjusted for the impact of changes in foreign currencies ; Q1 FY17 adjusted sales growth also excludes sales generated in Chile, Peru and Uruguay due to the Company’s exit from those countries.

$ in Billions Net Sales Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Europe $3.6 $3.7 $3.9 $4.7 $4.0 Reported Y/Y growth 1% -4% 1% -1% 12% Y/Y CC growth⁽¹⁾ 1% -2% 5% 3% 19% $3.6 $3.7 $3.9 $4.7 $4.0 -5% -3% -1% 1% 3% 5% 7% 9% 11% 13% 15% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Europe 5 Q1 FY18: • Europe’s reported net sales of $4.0 billion increased 12% year - over - year but declined 15% sequentially. The increase in net sales is primarily due to approximately $0.5 billion of net sales attributed to Technology Solutions. • Excluding Technology Solutions, organic net sales increased 5% on a constant currency basis. ⁽¹ ⁾ CC: constant currency

$ in Billions Net Sales Asia Pacific 6 Q1 FY18: • The Asia Pacific region’s reported net sales were $0.2 billion. • No prior period results reported for the region by Tech Data due to the acquisition of the Technology Solutions business on February 27, 2017. Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Americas $- $- $- $- $0.2 $0.2 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0.2 0.22 0.24 0.26 0.28 0.3 0.32 0.34 0.36 0.38 0.4 0.42 0.44 0.46 0.48 0.5 0.52 0.54 0.56 0.58 0.6 0.62 0.64 0.66 0.68 0.7 0.72 0.74 0.76 0.78 0.8 0.82 0.84 0.86 0.88 0.9 0.92 0.94 0.96 0.98 1 $- $0.1 $0.1 $0.2 $0.2 $0.3 $0.3

7 $298.6 $316.5 $315.8 $371.0 $457.1 5.01% 4.98% 4.87% 5.00% 5.96% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Gross Profit Gross Margin $ in Millions Quarterly Results Q1 FY18: • Gross profit of $457.1 million increased $158.5 million or 53% compared to the prior - year quarter. • Gross profit margin increased 95 basis points from the prior - year quarter. • The increase in gross profit and gross margin percentage is primarily attributable to the addition of Technology Solutions. $ in Millions Gross Profit and Margin Worldwide

$241.1 $238.4 $234.7 $248.9 $333.9 4.04% 3.75% 3.62% 3.35% 4.36% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non-GAAP SG&A exp $241.1 $238.4 $234.7 $248.9 $333.9 Non-GAAP SG&A % 4.04% 3.75% 3.62% 3.35% 4.36% GAAP SG&A exp $246.5 $243.8 $240.0 $253.9 $352.6 GAAP SG&A % 4.13% 3.84% 3.70% 3.42% 4.60% $ in Millions (1) Non - GAAP SG&A excludes acquisition - related amortization of intangibles expenses. See GAAP to Non - GAAP reconciliation in the appendix. SG&A Expenses (Non - GAAP) (1) Worldwide Q1 FY18: • Non - GAAP SG&A expenses of $333.9 million increased $92.8 million or 39% compared to the prior - year quarter. • Non - GAAP SG&A as a percentage of net sales increased 32 basis points from the prior - year quarter . • The increase in both dollars and percentage of net sales is primarily attributable to the addition of Technology Solutions. • GAAP depreciation and amortization expense was $31.7 million compared to $14.0 million in the prior - year quarter. 8

$57.6 $78.1 $81.1 $122.1 $123.2 0.97% 1.23% 1.25% 1.64% 1.61% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non-GAAP Operating Income $57.6 $78.1 $81.1 $122.1 $123.2 Non-GAAP Operating Margin 0.97% 1.23% 1.25% 1.64% 1.61% GAAP Operating Inc $52.6 $73.4 $62.9 $103.1 $75.1 GAAP Operating Mrgn. 0.88% 1.15% 0.97% 1.39% 0.98% $ in Millions ⁽ ¹ ⁾ See the GAAP to Non - GAAP reconciliation in the appendix. 9 Operating Income (Non - GAAP) (1) Worldwide Q1 FY18: • Worldwide non - GAAP operating income of $123.2 million increased $65.6 million or 114% compared to the prior - year quarter . • Worldwide non - GAAP operating margin improved 64 basis points from the prior - year quarter.

$31.4 $38.8 $42.5 $47.4 $78.5 1.32% 1.45% 1.62% 1.75% 2.26% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non - GAAP Operating Income⁽²⁾ $31.4 $38.8 $42.5 $47.4 $78.5 Non - GAAP Operating Margin⁽²⁾ 1.32% 1.45% 1.62% 1.75% 2.26% GAAP Operating Income⁽¹⁾ $31.3 $41.2 $32.4 $39.3 $50.9 GAAP Operating Margin⁽¹⁾ 1.31% 1.54% 1.24% 1.45% 1.47% (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions 10 Operating Income (Non - GAAP) (1)(2) Americas Q1 FY18: • Americas ’ non - GAAP operating income of $78.5 million increased $47.1 million or 150% compared to the prior - year quarter. • Non - GAAP operating margin improved 94 basis points over the prior - year quarter.

11 $29.8 $43.1 $42.2 $77.7 $44.1 0.83% 1.17% 1.09% 1.65% 1.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non - GAAP Operating Income⁽²⁾ $29.8 $43.1 $42.2 $77.7 $44.1 Non - GAAP Operating Margin⁽²⁾ 0.83% 1.17% 1.09% 1.65% 1.10% GAAP Operating Income⁽¹⁾ $24.9 $35.9 $34.0 $66.7 $24.8 GAAP Operating Margin⁽¹⁾ 0.70% 0.98% 0.88% 1.41% 0.62% (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions Operating Income (Non - GAAP) (1)(2) Europe Q1 FY18: • Europe’s non - GAAP operating income of $44.1 million increased $14.3 million or 48% compared to the prior - year quarter. • Non - GAAP operating margin improved 27 basis points from the prior - year quarter.

$5.2 2.76% 0 0.01 0.02 0.03 0.04 0.05 0.06 0.07 0 1 2 3 4 5 6 7 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non - GAAP Operating Income⁽²⁾ $5.2 Non - GAAP Operating Margin⁽²⁾ 2.76% GAAP Operating Income⁽¹⁾ $4.3 GAAP Operating Margin⁽¹⁾ 2.28% 12 (1) Before stock compensation expense. (2) See the GAAP to non - GAAP reconciliation in the appendix. $ in Millions Operating Income (Non - GAAP) (1)(2) Asia Pacific Q1 FY18: • The Asia Pacific region’s non - GAAP operating income was $5.2 million or 2.76% of net sales. • No prior period results reported for the region by Tech Data due to the acquisition of the Technology Solutions business on February 27, 2017.

$37.0 $50.3 $50.9 $87.0 $70.1 $1.05 $1.42 $1.44 $2.45 $1.87 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Non-GAAP Net Income $37.0 $50.3 $50.9 $87.0 $70.1 Non-GAAP EPS - diluted $1.05 $1.42 $1.44 $2.45 $1.87 GAAP Net Income $33.4 $46.4 $36.5 $78.8 $30.7 GAAP EPS - diluted $0.94 $1.31 $1.03 $2.22 $0.82 Weighted Average Shares Outstanding - Diluted 35,370 35,378 35,449 35,512 37,468 (1) See the GAAP to non - GAAP reconciliation in the appendix. 13 $ in Millions, except EPS Net Income and EPS (Non - GAAP) (1) Worldwide Q1 FY18: • Excluding non - GAAP adjustments, the effective tax rate was 30.9%, compared to 30.1% in the prior - year quarter. • Non - GAAP net income of $70.1 million increased $33.0 million or 89% compared to the prior - year quarter . • Non - GAAP Earnings per diluted share of $1.87 increased $0.82 or 78% compared to the prior - year quarter.

14 Cash Metrics Worldwide $276 - $91 $27 $445 $224 -$150 -$50 $50 $150 $250 $350 $450 Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Cash Flow from Operations Cash Conversion Cycle $ Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Days of Sales Outstanding 39 39 40 37 49 Days of Supply 34 32 33 27 30 Days of Purchases Outstanding (51) (49) (51) (49) (57) Cash Conversion Cycle 22 22 22 15 22 Q1 FY18: • Net cash generated by operations was $224 million. • The cash balance at the end of the quarter was $862 million. $ in Millions

15% 15% 15% 39% 48% Q1FY17 Q2FY17 Q3FY17 Q4FY17 Q1FY18 Debt $367 $362 $365 $1,363 $2,286 Equity $2,135 $2,108 $2,092 $2,170 $2,481 Debt to Total Capital ratio 15% 15% 15% 39% 48% Debt to Total Capital 15 $ in Millions Balance Sheet Highlights Worldwide Q1 FY18: • Accumulated other comprehensive loss, which consists of currency translation, net of applicable taxes, was $41 million • Capital expenditures were $30.4 million, consisting primarily of software licenses related to the integration of Technology Solutions. • At April 30, 2017, the company had $2.5 billion of equity, and 38.1 million shares outstanding resulting in book value of $65.08 per share. • At April 30, 2017, the company had approximately $1.8 billion of goodwill and acquired intangibles. $

11% 13% 14% 13% FY15 FY16 FY17 Q1 FY18 TTM • Company’s Weighted Average Cost of Capital is approximately 8% (2) (1) See reconciliation of ROIC calculation in appendix. (2) Source: Bloomberg, May 26, 2017. 16 Return on Invested Capital (1) Worldwide $

Total may not foot due to rounding. 17 Product Mix Worldwide • In Q1 FY18, the following vendors represented 10% or more of consolidated net sales: • Apple 15% • HP Inc. 11% • Cisco 10% Products Q1 FY18* (% of TTM net sales) Broadline Notebooks, Tablets, Desktops, Printers & Supplies, Components 45% Data Center Industry Standard Servers, Proprietary Servers, Networking, Storage 23% Software Virtualization, Cloud, Security, Desktop Applications, Operating Systems, Utilities Software 18% Mobility Mobile Phones, Accessories 11% Consumer Electronics TVs, Digital Displays, Consumer A/V Devices Network - Attached Consumer Devices 2% Services Less than 1% * Company estimates for the 12 - months ended April 30, 2017.

Business Outlook Q2 Fiscal Year 2018 Forward - Looking Statements Certain statements made in this document are “Forward - Looking Statements” as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10 - K filed March 30, 2017, a copy of which can be obtained from the Company’s Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or implied by the forward - looking statements. Forward - looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments. 61 61% 60% 18 Q2 FY18 Net Sales $8.55 billion - $8.80 billion Non - GAAP Earnings Per Share $1.95 - $2.08 Above guidance assumes the following: • U.S. dollar to euro exchange rate of $1.10 to € 1.00 • Stock compensation expense of $7 million • Interest expense of $26 million • Tax rate: 31% - 33% • Weighted average diluted shares outstanding of 38.5 million

APPENDIX GAAP to Non - GAAP Reconciliations

A - 1 Three months ended April 30, 2016 July 31, 2016 October 31, 2016 January 31, 2017 April 30, 2017 (In thousands) Net Sales $ 5,963,362 $ 6,353,739 $ 6,490,265 $ 7,427,510 $ 7,664,063 GAAP SG&A expenses 246,496$ 243,763$ 239,952$ 253,941$ 352,632$ Acquisition-related amortization of intangibles (5,445) (5,408) (5,243) (5,063) (18,749) Non-GAAP SG&A expenses 241,051$ 238,355$ 234,709$ 248,878$ 333,883$ GAAP SG&A percentage of net sales 4.13% 3.84% 3.70% 3.42% 4.60% Non-GAAP SG&A percentage of net sales 4.04% 3.75% 3.62% 3.35% 4.36% Selling, general and administrative ("SG&A") Three months ended SG&A

A - 2 Operating Income Q1 FY18 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ APAC ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 3,468,837$ 4,006,920$ 188,306$ 7,664,063$ GAAP operating income ⁽ ¹ ⁾ 50,900$ 24,799$ 4,297$ (4,918)$ 75,078$ LCD settlements and other, net (12,688)$ - - (12,688)$ Acquisition and integration expenses 30,182 11,572 - 312 42,066 Acquisition-related amortization of intangibles 10,101 7,748 900 18,749 Total non-GAAP operating income adjustments 27,595$ 19,320$ 900$ 312$ 48,127$ Non-GAAP operating income 78,495$ 44,119$ 5,197$ (4,606)$ 123,205$ GAAP operating margin 1.47% 0.62% 2.28% 0.98% Non-GAAP operating margin 2.26% 1.10% 2.76% 1.61% Three months ended April 30, 2017 ⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 2 Operating Income Q4 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,707,286$ 4,720,224$ 7,427,510$ GAAP operating income ⁽ ¹ ⁾ 39,316$ 66,728$ (2,927)$ 103,117$ Acquisition and integration expenses 7,496 6,473 13,969 Acquisition-related amortization of intangibles 580 4,483 5,063 Total non-GAAP operating income adjustments 8,076$ 10,956$ 19,032$ Non-GAAP operating income 47,392$ 77,684$ (2,927)$ 122,149$ GAAP operating margin 1.45% 1.41% 1.39% Non-GAAP operating margin 1.75% 1.65% 1.64% Three months ended January 31, 2017⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 3 Operating Income Q3 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,614,347$ 3,875,918$ 6,490,265$ GAAP operating income ⁽ ¹ ⁾ 32,414$ 34,008$ (3,550)$ 62,872$ Acquisition and integration expenses 9,456 3,559 13,015 Acquisition-related amortization of intangibles 580 4,663 5,243 Total non-GAAP operating income adjustments 10,036$ 8,222$ 18,258$ Non-GAAP operating income 42,450$ 42,230$ (3,550)$ 81,130$ GAAP operating margin 1.24% 0.88% 0.97% Non-GAAP operating margin 1.62% 1.09% 1.25% Three months ended October 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 4 Operating Income Q2 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,674,886$ 3,678,853$ 6,353,739$ GAAP operating income ⁽ ¹ ⁾ 41,241$ 35,927$ (3,813)$ 73,355$ Value added tax assessments (407) 1,456 1,049 Acquisition and integration expenses 1,046 936 1,982 Acquisition-related amortization of intangibles 580 4,828 5,408 LCD settlements and other, net (3,699) - (3,699) Total non-GAAP operating income adjustments (2,480)$ 7,220$ 4,740$ Non-GAAP operating income 38,761$ 43,147$ (3,813)$ 78,095$ GAAP operating margin 1.54% 0.98% 1.15% Non-GAAP operating margin 1.45% 1.17% 1.23% Three months ended July 31, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 5 Operating Income Q1 FY17 Americas ⁽ ¹ ⁾ Europe ⁽ ¹ ⁾ Stock Compensation Expense Consolidated Net Sales 2,388,004$ 3,575,358$ 5,963,362$ GAAP operating income ⁽ ¹ ⁾ 31,275$ 24,940$ (3,657)$ 52,558$ LCD settlements and other, net (443) - (443) Acquisition-related amortization of intangibles 580 4,865 5,445 Total non-GAAP operating income adjustments 137$ 4,865$ 5,002$ Non-GAAP operating income 31,412$ 29,805$ (3,657)$ 57,560$ GAAP operating margin 1.31% 0.70% 0.88% Non-GAAP operating margin 1.32% 0.83% 0.97% Three months ended April 30, 2016⁽ ¹ ⁾ GAAP operating income does not include stock compensation expense at the regional level. (In thousands)

A - 7 Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS Net IncomeDiluted EPS GAAP Results $33,373 $0.94 $46,394 $1.31 $36,506 $1.03 $78,822 $2.22 $30,654 $0.82 LCD settlements and other, net (443) (0.01) (3,699) (0.10) - - - - (12,688) (0.34) Value added tax assessments - - 1,386 0.04 - - - - - - Acquisition and integration expenses - - 1,982 0.05 13,015 0.37 13,969 0.39 42,066 1.12 Acquisition-related intangible assets amortization expense 5,445 0.15 5,408 0.15 5,243 0.15 5,063 0.14 18,749 0.50 Acquisition-related financing expenses - - - - 3,414 0.10 8,476 0.24 8,807 0.24 Income tax effect of the above adjustments (1,333) (0.03) (1,178) (0.03) (7,277) (0.21) (6,864) (0.19) (17,529) (0.47) Reversal of deferred tax valuation allowances - - - - - - (12,455) (0.35) - - Non-GAAP results $37,042 $1.05 $50,293 $1.42 $50,901 $1.44 $87,011 $2.45 $70,059 $1.87 Three months ended, April 30, 2016 July 31, 2016 October 31, 2016 January 31, 2017 April 30, 2017 (In thousands, except per share data) Net Income and EPS

TTM Net Operating Profit After Tax Average Invested Capital – Average Cash TECD ROIC Formula: A - 8 January 31, 2015 January 31, 2016 January 31, 2017 April 30, 2017 Non-GAAP Net Operating Profit After Tax (NOPAT): Non-GAAP Operating Income $307,985 $319,069 $338,934 $404,583 Non-GAAP effective tax rate 31.8% 28.5% 28.7% 29.1% Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate)) $210,172 $228,201 $241,580 $286,708 Average Invested Capital: Short-term debt (5-qtr average) $40,342 $16,539 $157,496 $251,115 Long-term debt (5-qtr average) 351,967 350,394 407,275 697,482 Non-GAAP Shareholders' Equity (5-qtr average) 2,103,329 1,943,683 2,103,379 2,217,568 Total average capital 2,495,638 2,310,616 2,668,150 3,166,165 Less: Cash (5-qtr average) (573,199) (597,715) (974,221) (1,040,295) Average invested capital less average cash $1,922,439 $1,712,901 $1,693,929 $2,125,870 ROIC 11% 13% 14% 13% Twelve months ended * Trailing Twelve Months is abbreviated as TTM . Q1 FY15 Return on Invested Capital $ in thousands